                                                                    EXHIBIT 10.1



                        Dated the 30th day of March 2001



                             New China Homes Limited
                                  (The Seller)



                                       and



                        Wonder China Investments Limited
                                 (The Purchaser)



                       ----------------------------------

                           SALE AND PURCHASE AGREEMENT
                             of shares and debts in
                         TOP TREND DEVELOPMENTS LIMITED

                       ----------------------------------





                               David Lo & Partners
                                   Solicitors
                                   Suite 3105
                            Nine Queen's Road Central
                                    Hong Kong

                             Our ref: 20-0252/DL /SC

SALE AND PURCHASE AGREEMENT

DATED the 30th day of March 2001

Parties

1. New China Homes Limited whose registered office is situate at Walker Houes, Mary Street, George Town, Grand Cayman, Cayman Islands. ("SELLER"); and

2.   Wonder China Investments Limited whose registered office is situate at P.
     O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and having its correspondence address at 16th Floor, Far East Consortium Building, 121 Des Voeux Road Central, Hong Kong ("PURCHASER").

Recitals

(A) Top Trend Developments Limited ("the Company") is a company incorporated in the British Virgin Islands with limited liability, brief particulars of which are contained in Schedule 1 and whose principal business is the holding of the entire registered capital of Ching Chu (Shanghai) Real Estate Development Company Limited ("the Subsidiary").

(B) The Company is a wholly-owned subsidiary of New China Homes Limited, the securities of which are listed on the NASDAQ.

(C) The Subsidiary is a company incorporated under the laws of the People's Republic of China, brief particulars of which are contained in Schedule 2.

(D) Pursuant to the Sale Agreement (as defined below), Shanghai Ching Chu Property Development Limited as the land use right owner of the Land (brief particulars of which are contained in Schedule 3) has agreed to sell and the Subsidiary has agreed to purchase the commercial complex ("the Property") to be developed on the Land as per the building plans ("Building Plans") exhibited hereto as Exhibit 1. The completion of the Sale Agreement is scheduled to be completed not later than 30 April 2003.

(E) The Sale Shares (as defined below), which represent the entire issued share capital of the Company, are beneficially owned by the Seller. The Company is indebted to the Seller for the Sale Debt (as defined below), which represents an interest free shareholder's advance made by the Seller to the Company.

(F) The parties hereto agreed for the sale and purchase of the Sale Shares and the Sale Debt by the Seller to the Purchaser upon the terms and conditions hereinafter mentioned.


OPERATIVE CLAUSES

1.   INTERPRETATION

     In this Agreement and in the Schedules unless the context otherwise requires:-

1.1 The following words and expressions shall bear the meanings set opposite them:-

     "Completion Date"        means on or before 5:00 p.m. on 31 March 2001 or
                              such other date and time as may be agreed between the parties hereto;

     "Completion"             the completion of the sale and purchase of the
                              Sale Shares and the Sale Debt and the transactions mentioned in Clause 5;

     "Business Day"           any day (except Saturday) on which banks in Hong
                              Kong are open for business;

     "Company"                Top Trend Developments Limited;

     "Deed of Assignment"     the deed of assignment for the assignment of the
                              Sale Debt in the form set out in Schedule 4;

     "Management Accounts
      Date"                   26 March 2001;

     "Management
      Accounts"               the unaudited balance sheets of the Company and
                              the Subsidiary as at the Management Accounts Date, of which is annexed hereto respectively marked
                              Exhibit 4;

     "PRC"                    People's Republic of China;

     "Put Option"             the option set out in Clause 5.6(a);

     "Put Option Notice"      a notice in the form set out in Schedule 7;

     "Sale Agreement"         an agreement for sale and purchase in respect of
                              the Property made between Shanghai Ching Chu
                              Property Development Limited as vendor and the Subsidiary as purchaser dated 23 March 2001, a copy of which is annexed hereto marked Exhibit 2;

     "Sale Shares"            a total of 2 Shares of US$1.00 each in the issued
                              share capital of the Company beneficially owned by the Seller;

     "Sale Debt"              the interest-free shareholder's loans
                              advanced by the Seller to the Company and remaining outstanding from the Company to the Seller as at Completion, such advance amounted to HK$18,414,717 as at the Management Accounts Date;
                              and

     "Warranties"             the agreements, obligations, warranties,
                              representations and undertakings of the Seller contained in this Agreement including the representations, warranties and undertakings contained in the Schedule 6.

1.2 References to statutory provisions shall be construed as references to any statutory modification or re-enactment thereof (whether before on or after the date hereof) for the time being in force and to any former statutory provision replaced (with or without modification) by the provision referred to and shall include all statutory instruments or orders from time to time made pursuant thereto.

1.3 References to persons shall include references to incorporated and unincorporated associations and references to the singular shall include references to the plural and references to one gender shall include references to other genders.

1.4 References to Clauses and Schedules are to Clauses of and Schedules to this Agreement.

1.5 The headings in this Agreement and the use of underlining are included for convenience only and shall not affect the interpretation or construction of this Agreement.

1.6 Words and expressions defined in the Companies Ordinance shall bear the same meaning in this Agreement, unless the context herein otherwise requires.


2.   SALE OF THE SALE SHARES AND SALE DEBT

2.1 The Seller shall as beneficial owner sell and the Purchaser shall purchase the Sale Shares free from all liens, rights of pre-emption, charges, encumbrances, equities and third party rights of any kind and together with all dividends, interest, bonuses, distributions or other rights now or hereafter attaching thereto.

2.2 The Seller shall as beneficial owner sell and the Purchaser shall purchase the full benefit and advantage of the Sale Debt free from all liens, and will procure other fellow subsidiaries of the Company as beneficial owners to sell charges, encumbrances, equities and third party rights of any kind.


3.   CONSIDERATION

3.1 The total consideration for the sale and purchase of the Sale Shares and the Sale Debt shall be Hong Kong Dollars One Hundred and Twenty Eight Million (HK$128,000,000) which shall be satisfied as follows:-

     (a) a sum of HK$ 1,280,000 shall be paid by the Purchaser to the Seller in cash upon the signing hereof; and

     (b) HK$126,720,000 shall be paid by the Purchaser to the Seller on the Completion Date in the manner as described in Clause 5 below.


4.   COMPLETION

4.1 The sale and purchase of the Sale Shares and the Sale Debt shall be completed at the office of the Purchaser on the Completion Date.

4.2 The Seller shall procure that a board meeting of the Company be held on or before the Completion Date at which it shall be resolved that with effect from the Completion Date and upon completion the transfers of the Sale Shares and the Sale Debt to the Purchaser shall (subject only to the same being duly stamped, if necessary) be approved for registration and that the name of the Purchaser and/or its nominees be entered in the Company's Register of Members as the holder(s) of the Sale Shares.

4.3 Upon Completion, the Seller shall deliver and/or procure the delivery of the following documents to the Purchaser:-

     (a) the share certificates representing the Sale Shares together with the duly executed contract notes for the same in favour of the Purchaser or its nominees;

     (b) a certified copy of the minutes of board meeting of the Company referred to in Clause 4.2;

     (c) the Deed of Assignment for the Sale Debt duly executed by the Seller under seal in favour of the Purchaser or its nominees; and

     (d) the Common Seal, statutory records, books of account and minute books of the Company and the Subsidiary (if any) and their business registration certificate, certificate of incorporation, rubber chops and all business records.

4.4 Against delivery of the documents and completion of the matters referred to in Clause 4.3, the Purchaser shall deliver or procure to be delivered a promissory note in the amount of HK$126,720,000 in favour of the Seller by the Purchaser in the form as set out in Schedule 5.


5.   THE WARRANTIES, REPRESENTATIONS AND COVENANTS

5.1 In consideration of the Purchaser entering into this Agreement, the Seller HEREBY UNDERTAKES REPRESENTS AND WARRANTS to the Purchaser that:-

     (a) each of the Warranties at the date hereof is true and accurate in every material respect;

     (b) the Warranties will continue to be true and accurate in all material respects up to and including Completion; and

     (c) each of the Warranties is deemed to be repeated on the Completion Date as if the same were fully set out and repeated at the Completion Date.

5.2 The Purchaser is entering this Agreement in reliance upon each of the Warranties which the Seller acknowledges.

5.3  The Warranties shall remain in full force and effect after Completion.

5.4 Each of the Warranties shall be construed as a separate and independent Warranty and shall not be limited by reference to any other.

5.5 No information of which the Purchaser may have notice (constructive or implied) shall prejudice any claim by the Purchaser under the Warranties or operate to reduce any amount recoverable by the Purchaser.

5.6 Upon any breach of the Warranties by the Seller, the Purchaser shall give notice of such breach to the Seller. Unless such breach is remedied within 30 days after delivery of such notice, the Purchaser:-

     (a) may by delivering a Put Option Notice to the Seller, require the Seller to purchase, or procure the purchase of, the Sale Shares and the Sale Debt at a price equivalent to the Consideration ("Purchase Price"). If the Put Option is exercised, the Seller shall forthwith at its option either purchase, or procure the purchase of the Sale Shares and the Sale Debt and shall immediately pay or procure the payment of the Purchase Price to the Purchaser within 7 days from the receipt of the Put Option Notice; or

     (b) may require the Seller to pay to the Purchaser the amount necessary to put the Company into the position which would have existed if the Warranties had been true when given or repeated and all reasonable costs and expenses incurred in connection therewith by the Company.


6.   RESCISSION

6.1 The rights including any right of rescission conferred on the Purchaser and the Seller (as the case may be) by this Agreement shall be in addition to and without prejudice to all other rights and remedies available to the Purchaser and the Seller (as the case may be).

6.2 No failure to exercise and no delay in exercising on the part of the Purchaser's or the Seller's right or remedy in respect of any part of this Agreement shall operate as a waiver of such rights or remedy nor shall a single or partial exercise of such rights or remedy prejudice the exercise of any other right or remedy.


7.   THE SELLER'S UNDERTAKINGS PENDING COMPLETION

     From the date of this Agreement and until Completion, the Seller shall procure that the Company and/or the Subsidiary shall carry on their respective businesses in the normal and ordinary course and as a going concern and (without prejudice to the generality of the foregoing) in particular shall procure that the Company and/or the Subsidiary will:-

     (a)  maintain their policies of insurance (if any);

     (b) not purchase or acquire nor sell or dispose of any asset otherwise than in the ordinary course of business;

     (c) not enter into any agreement or other commitment other than in the ordinary course of business; and

     (d) not declare or pay any dividend or other distribution nor pay or agree to pay any management fees (otherwise than in the ordinary course of business) without the consent in writing of the Purchaser.


8.   GENERAL

8.1 This Agreement supersedes any previous agreements between the parties in relation to the acquisition of the Sale Shares and the Sale Debt and the parties acknowledge that no claim shall arise in respect of any agreement so superseded by this Agreement.

8.2 This Agreement contains the entire agreement or understanding between the parties hereto in relation to the subject matter hereof.

8.3 Any variation to this Agreement shall be binding only if it is recorded in a document signed by all the parties hereto.


9.   FURTHER ASSURANCE

     The Seller shall do all necessary acts within its power for effectively vesting the Sale Shares and the Sale Debt in the Purchaser or its nominees from Completion and shall procure the convening of all such meetings and the giving of all such waivers or passing of all resolutions and shall do or procure all such other acts and things as shall be necessary under the constituent document of the Company and/or the Subsidiary to give effect to the provisions of this Agreement.

10.  STAMP DUTY AND LEGAL COSTS

     Each of the parties hereto shall bear its own legal costs. Any stamp duty (if any) payable under this Agreement shall be borne by the Seller and the Purchaser in equal shares.


11.  NOTICES

11.1 Any notice or other document to be given under this Agreement shall be in writing and shall be left at or sent by pre-paid registered post (if posted to an address within Hong Kong), pre-paid registered airmail (if posted to an address outside Hong Kong), telex or facsimile transmission to the respective address in this Agreement or registered office for the time being of the party to be served or to such other address and/or number as may have been last notified in writing by such party to all other parties hereto.

11.2 Any such notice or other document shall be deemed to have been duly given upon receipt if left or sent by facsimile transmission, or if sent by telex upon the receipt by the sending machine of the addressee's confirmatory answerback and in the case of notice sent by post it shall be deemed to have been given 3 days after posting or 7 days after posting in the case of airmail. In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing such notice was properly addressed and posted or that the applicable means of telecommunication was properly received (as the case may be).


12.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document.


13.  GOVERNING LAW AND JURISDICTION

13.1 This Agreement shall be governed by or construed in accordance with the laws of Hong Kong.

13.2 The parties hereto hereby submit to the non-exclusive jurisdiction of the Courts of Hong Kong.

IN WITNESS whereof this Agreement has been executed by or on behalf of the parties on the day and year first above written.



SIGNED by                           )
                                    )       /s/ Trevor Bedford
for and on behalf of                )       --------------------------------
New China Homes Limited, whose      )       Trevor Bedford
signature is verified by:-          )       30.3.2001



SIGNED by Mr. Steven Kwan,          )
                                    )       /s/ Steven Kwan
its Director, for and on behalf of  )       --------------------------------
Wonder China Investments Limited,   )       Steven Kwan
whose signature is verified by:-    )



/s/ Lo Kwok Kwei David
---------------------------------
Lo Kwok Kwei David
Solicitor, Hong Kong SAR
David Lo & Partners

                                   SCHEDULE 1

                           PARTICULARS OF THE COMPANY

Name                   :  Top Trend Developments Limited

Registered Number      :  408689

Date of Incorporation  :  22nd September 2000

Registered Office      :  P. O. Box 957, Offshore Incorporation Centre,
                          Road Town, Tortola, British Virgin Islands

Share Capital
Authorised             :  US$50,000.00 divided into 50,000 shares of
                          US$1.00 par value

Issued                 :

Shareholder            :  NAME                                NO. OF SALE SHARES
                          ----                                ------------------
                          New China Homes Limited                      2

Directors              :  Yao Hon Ching

                          Chan Kei Kon

Secretary              :  Modest Secretarial Services Limited

                                   SCHEDULE 2

                          PARTICULARS OF THE SUBSIDIARY

Name                       :       Ching Chu (Shanghai) Real Estate Development
                                   Limited

Business Licence No.       :       00000002200004180015

Date of Incorporation      :       9th December 1999

Legal Address              :       Nanhui District Industrial Estate, Shanghai.

Registered Capital         :       US$5 million (fully paid up)

Legal Representative       :       Yao Hon Ching

                                   SCHEDULE 3

                                    THE LAND

Description                :       California Gardens, Shanghai, PRC situated in
                                   the North West corner of the outer ring road in Shanghai, having a land area of 24,668 square meters and a building area of 34,401 square meters.

Possession                 :       Vacant

                                   SCHEDULE 4

                               DEED OF ASSIGNMENT


DEED OF ASSIGNMENT

DATED THE     DAY OF     2001


BETWEEN

(1) New China Homes Limited whose registered office is situate at Walker Houes, Mary Street, George Town, Grand Cayman, Cayman Islands. ("SELLER"); (the "ASSIGNOR");

(2)  Wonder China Investments Limited whose registered office is situate at P.
     O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and having its correspondence address at 16th Floor, Far East Consortium Building, 121 Des Voeux Road Central, Hong Kong (the "ASSIGNEE"); and

(3) Top Trend Developments Limited whose registered office is situate at P. O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and having its correspondence address at 16th Floor, Far East Consortium Building, 121 Des Voeux Road Central, Hong Kong (the "COMPANY").


WHEREAS:-

(A) The Company is indebted to the Assignor in the amount of [$*] as at the date hereof which amount represents an unsecured interest-free shareholder's advance to the Company ("the Loan").

(B) The Assignor has agreed to assign to the Assignee the Loan now due from the Company to the Assignor pursuant to a sale and purchase agreement dated [*] ("Assigned Loan") upon the terms contained below.


NOW THIS DEED WITNESSETH as follows:-

1. For consideration received (the sufficiency is acknowledged by the Assignor), the Assignor as beneficial owner hereby assigns unto the Assignee, inter alia, the full benefit, advantage and interest of and in the Assigned Loan free from all claims, rights, charges, liens, encumbrances and equities together with all rights attached or accruing thereto as at the date hereof TO HOLD the same unto the Assignee absolutely.

2. Upon the execution of this Deed all the debts and obligations owed to the Assignor by the Company shall be transferred to and vested in the Assignee who shall be entitled to receive the payments in respect thereof and to give a full and complete release relating thereto.

3. The Company hereby agrees and consents to the foregoing and further undertakes to the Assignee that it will henceforth make all payments due under the Assigned Loan, and discharge all its obligations in respect thereof, to the Assignee directly instead of to the Assignor.

IN WITNESS whereof this Deed has been entered into the day and year first above written.


SEALED with the COMMON SEAL of      )
THE ASSIGNOR and SIGNED by          )
                                    )
in the presence of:-                )



                     Solicitor, Hong Kong SAR


SEALED with the COMMON SEAL of      )
THE ASSIGNEE and SIGNED by          )
                                    )
in the presence of:-                )



                     Solicitor, Hong Kong SAR


SIGNED by                           )
for and on behalf of THE COMPANY    )
in the presence of:-                )



                     Solicitor, Hong Kong SAR

                                   SCHEDULE 5

                                 PROMISSORY NOTE

                                                        Dated               2001
                                                              -------------

To:  New China Homes Limited

1. For value received, the undersigned, Wonder China Investments Limited whose registered office is situated at P. O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and having its correspondence address at 16th Floor, Far East Consortium Building, 121 Des Voeux Road Central, Hong Kong, by this Promissory Note, unconditionally promises to pay to the order of New China Homes Limited ("the Beneficiary") the sum of HK$126,720,000 ("the Principal Sum") on the date of the expiry of six (6) months from the date hereof;

2.   In the event that:-

     (a) the undersigned fails to pay the Principal Sum or any part thereof, or any other sum due hereunder punctually when due; or

     (b) the undersigned makes any assignment for the benefit of creditors, or commits an act of bankruptcy; or

     (c)  a winding up petition is presented against the undersigned; or

     (d) any of the assets of the undersigned are attached, seized or sequestrated, or the undersigned suffers any distraint or levy of execution under judgment; or

     (e) a receiver is appointed of the undersigned or of any assets of the undersigned,

     the Beneficiary shall be entitled to declare the Principal Sum forthwith due and payable, without presentment, demand for payment, protest, noting or any other formalities of any kind, all of which are expressly waived by the undersigned.

3. All payments by the undersigned under this Promissory Note shall be made without set-off or counterclaim and free and clear of and without any deduction whatsoever.

5. The place for payment hereof shall be at the above address of the Beneficiary or at the office of the holder hereof, or at such other place as the holder hereof shall designate.

6. If any legal or other proceedings shall be instituted against the undersigned for payment of the Principal Sum or any part thereof, the undersigned hereby promises to pay all costs, legal fees and other expenses connected therewith.

7. This Promissory Note shall be governed by and construed in all respects in accordance with the laws of Hong Kong.

8. The undersigned hereby irrevocably submits to the non-exclusive jurisdiction of the Hong Kong Courts, but it shall be open to the holder hereof to enforce this Promissory Note in the courts of any other competent jurisdiction.

9. If any one or more provisions of this Promissory Note, or any part hereof, shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not vitiate any other provisions of this Promissory Note which remain in full force, validity and effect.



For and on behalf of
Wonder China Investments Limited



--------------------------------
Witness:-
Name:
Address:
Occupation:

                                   SCHEDULE 6

                                (THE WARRANTIES)


1.1     AUTHORITY AND CAPACITY OF THE SELLER

1.1.1 The Seller has full power and authority to enter into and perform this agreement, and this agreement constitutes and when executed will constitute, binding obligations on the Seller.


1.2     OWNERSHIP OF SALE SHARES AND SALE DEBT

1.2.1 The Sale Shares will at Completion constitute the entire issued and allotted share capital of the Company and will then be fully paid or credited as fully paid.

1.2.2 There is not now, nor is there any agreement or arrangement to create, any pledge, lien, charge or encumbrance on, over or affecting any of the Sale Shares and no claim has been made by any person to be entitled to any of the foregoing.

1.2.3 The Seller is entitled to sell and transfer to the Purchaser the full legal and beneficial ownership of the Sale Shares, free from all liens, charges and encumbrances on the terms of this agreement, without the consent of any third party.

1.2.4 As at 26 March 2001, the Sale Debt outstanding is HK$18,414,733. The Sale Debt is interest free and will at Completion constitute the entire amount owed by the Company to the Seller.


1.3     INTEREST IN THE SUBSIDIARY AND THE SALE AGREEMENT

1.3.1   The Subsidiary is validly organised and in existence.

1.3.2 There is not now, nor is there any agreement or arrangement to create any pledge, lien, charge or encumbrance on, over or affecting any of the Subsidiary (other than and encumbrances created in the ordinary course of business of the Subsidiary) and no claim has been made by any person to be entitled to any of the foregoing.

1.3.3 The Company is the registered and beneficial owner of 100% of the registered capital of the Subsidiary free from all encumbrances whatsoever.

1.3.4 There is or will be no option to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting any of the Company's interest in the registered capital of the Subsidiary and as at Completion there will be no agreement or commitment to give or create any of the foregoing and no claim will have been made by any person to be entitled to any of the foregoing which will not have been waived in its entirety or satisfied in full.

1.3.5   The Sale Agreement is valid and binding under the laws of the PRC.

1.3.6   All the factual information set out in the Sale Agreement are accurate.


1.4     DIRECTORS

1.4.1 The only directors of the Company are the persons whose names are listed as such in Schedule 1.


1.5     SUBSIDIARIES AND ASSOCIATIONS

1.5.1 Other than the Subsidiary, the Company has no subsidiaries, associated companies wheresoever incorporated or situated.

1.6     OPTIONS OVER THE CAPITAL OF THE COMPANY

1.6.1 Save as provided in this agreement, there are no agreements or arrangements in force which call for the present or future issue or allotment of, or grant to any person the right (whether conditional or otherwise) to call for the issue, allotment or transfer of, any share or loan capital of the Company (including any option or right of pre-emption or conversion).


1.7     NEW ISSUES OF CAPITAL

1.7.1 No share or loan capital has been issued or allotted, or agreed to be issued or allotted, by the Company since the Management Accounts Date.


1.8     CONSTITUENT DOCUMENTS, STATUTORY BOOKS AND RESOLUTIONS

1.8.1 Copies of the constituent documents of the Company and the Subsidiary annexed hereto marked Exhibit 4 are accurate and complete in all respects and have embodied in them, or annexed to them, a copy of every such resolution as required by the applicable laws.

1.8.2 The register of members and other statutory books of the Company have been properly kept and contain an accurate and complete record of the matters with which they should deal with.

1.8.3 No notice or allegation that any of the foregoing is incorrect or should be rectified has been received.

1.8.4 Since the Management Accounts Date no alteration has been made to the constituent document of the Company and the Subsidiary and since the Management Accounts Date, no resolution of any kind of the Company or the Subsidiary has been passed other than resolutions relating to the ordinary course of business of the Company or the Subsidiary. No resolution will be passed by shareholders of the Company and the Subsidiary to amend their constitute documents before Completion without the prior written consent of the Purchaser.

1.8.5 All the contractual documents entered into between the Company or the Subsidiary and other parties and documents of the Company and the Subsidiary have been properly kept and contain an accurate and complete record of the matters with which they should deal with.


1.9     DOCUMENTS FILED

1.9.1 All returns, particulars, resolutions and documents required by the relevant legislation in respect of the Company and the Subsidiary have been duly filed and were correct; and due compliance has been made with all relevant legislation, and other legal requirements, in connection with the formation of the Company and the Subsidiary.


1.10    INFORMATION DISCLOSED TO THE PURCHASER CORRECT

1.10.1  The facts and information in the Recitals are true and accurate.

1.10.2 There are no material facts or circumstances, in relation to the assets, business or financial condition of the Company or the Subsidiary which have not been fully and fairly disclosed in writing to the Purchaser or their solicitors, and which, if disclosed, might reasonably have been expected to substantially affect the decision of the Purchaser to enter into this agreement.

2.      ACCOUNTS

2.1     THE MANAGEMENT ACCOUNTS

2.1.1 The Management Accounts have been prepared in accordance with generally accepted accounting principles and practices in Hong Kong and the PRC (as the case may be).

2.1.2   The Management Accounts:

2.1.2.1 give a true and fair view of the assets and liabilities of the Company and the Subsidiary (as the case may be) at the Management Accounts Date;

2.1.2.2 comply with the requirements of the relevant legislation or regulation;

2.1.2.3 comply with all current accounting standards in Hong Kong or the PRC (as the case may be) applicable to a Hong Kong company or a company in the PRC;

2.1.2.4 are not affected by any extraordinary or exceptional items;

2.1.2.5 properly reflect the financial position of the Company and the Subsidiary as at the Management Accounts Date;

2.1.2.6 fully disclose all the assets of the Company and the Subsidiary (as the case may be) as at the Management Accounts Date;

2.1.2.7 make full provision or reserve for all liabilities and capital commitments of the Company and the Subsidiary outstanding at the Management Accounts Date including contingent, unquantified or disputed liabilities;

2.1.2.8 make provision or reserve, in accordance with the principles set out in the notes therein, for all Taxation liable to be assessed on the Company and the Subsidiary or for which it may be accountable, in respect of the period ended on the Management Accounts Date (including deferred Taxation).


2.2     BOOK DEBTS

2.2.1 Sufficient provisions have been made in the Management Accounts for all doubtful debts and bad debts in accordance with generally accepted accounting principles in Hong Kong or PRC (where relevant).


2.3     BOOKS AND RECORDS

2.3.1 All the accounts, books, ledgers, financial and other records, of whatsoever kind, of the Company or the Subsidiary:

2.3.1.1 are in their possession;

2.3.1.2 have been fully, properly and accurately kept and completed;

2.3.1.3 give and reflect a true and fair view of the trading transactions, and the financial, contractual and trading position of the Company and the Subsidiary;

2.3.1.4 do not contain any material inaccuracies or discrepancies of any kind.


3.      FINANCE

3.1     CAPITAL COMMITMENTS

3.1.1 Save the liability to make contributions under the Sale Agreement, there were no capital commitments and the Company nor the Subsidiary has not made, or agreed to make, any capital expenditure, or incurred or agreed to incur any capital commitments, nor has it disposed of, or realised, any capital assets or any interest therein.


3.2     DIVIDENDS AND DISTRIBUTIONS

3.2.1 No dividend or other distribution will be declared, paid or made by the Company or the Subsidiary prior to Completion.

3.3     BANK AND OTHER BORROWINGS

3.3.1 The Company and the Subsidiary has no outstanding, or has not agreed to create or issue, any loan capital.


3.4     LIABILITIES

3.4.1 Save as disclosed in the Management Accounts, the Company and/or the Subsidiary shall have no other liabilities (other than liabilities incurred in the ordinary course of business).


4.      TRADING AND CONTRACTS

4.1     CHANGES IN BUSINESS ACTIVITIES AND FINANCIAL POSITION

4.1.1 The only business of the Company is the holding of its interests of the Subsidiary.

4.1.2 Since the Management Accounts Date, the businesses of the Company and the Subsidiary have been continued in the ordinary and normal course.


4.2     THE SELLER'S OTHER INTERESTS AND LIABILITIES TO THE COMPANY

4.2.1 There is no outstanding indebtedness or liabilities of the Seller to the Company and/or the Subsidiary.


4.3     CONDUCT OF BUSINESSES IN ACCORDANCE WITH THE CONSTITUENT DOCUMENT:

4.3.1 The Company and the Subsidiary have, at all times, carried on business and conducted their affairs in all respects in accordance with their constituent documents of the time being in force and any other documents to which it is, or has been, a party.

4.3.2 The Company and the Subsidiary are empowered and duly qualified to carry on business in all jurisdictions in which they now carry on business.


4.4     SALE AGREEMENT AND PARTNERSHIPS

4.4.1 Apart from the Sale Agreement, none of the Company or the Subsidiary is, or has agreed to become, a member of any joint venture, consortium, partnership or other unincorporated association; and the Company and the Subsidiary are not, or have not agreed to become, a party to any agreement or arrangement for sharing commissions or other income.


4.5     LITIGATION, DISPUTES AND WINDING UP

4.5.1 The Company and the Subsidiary are not engaged in any litigation or arbitration proceedings, as plaintiff or defendant; there are no such proceedings pending or threatened, either by or against the Company or the Subsidiary; and there are no circumstances which are likely to give rise to any litigation or arbitration.

4.5.2 No order has been made, or petition presented, or resolution passed for the winding-up of the Company or the Subsidiary; nor has any distress, execution or other process been levied in respect of the Company or the Subsidiary which remains undischarged; nor is there any unfulfilled or unsatisfied judgment or court order outstanding against the Company or the Subsidiary.


4.6     COMPLIANCE WITH LEGISLATION

4.6.1 As far as the Seller is aware, the Company and the Subsidiary have conducted and are conducting their businesses in all respects in accordance with all applicable laws and regulations.


4.7     GUARANTEES AND INDEMNITIES

4.7.1 There is not now outstanding in respect of the Company and the Subsidiary any guarantee, or agreement for indemnity or for suretyship, given by, or for the accommodation of the Company or the Subsidiary.


5.      TAXATION

5.1.1 All Taxation for which the Company and the Subsidiary is liable and which ought to have been paid has been paid. The Company and the Subsidiary have duly complied and will until Completion continue duly to comply with its obligations to account to the Taxation authorities for all amounts for which it is or may become accountable in respect of Taxation.

5.1.2 All returns in connection with Taxation that should have been made by the Company and the Subsidiary have been made correctly up-to-date and on a proper basis and will until Completion continue to be so made; no such return is the subject of any dispute and there are no present circumstances or facts known or which would on reasonable enquiry be known to the Company and the Subsidiary or its directors or officers which may give rise to any such dispute or to any claim for any Taxation or the deprivation of any relief or advantage that might have been available.

5.1.3 The provisions for Taxation in the Management Accounts are sufficient (on the basis of the law as presently existing and on the basis of generally accepted accounting principles) to cover all Taxation assessed or liable to be assessed on the Company and the Subsidiary or for which the Company and the Subsidiary may be or may become accountable in respect of the profits, income earnings, receipts, transfers and transactions down to the Management Accounts Date.


6.      THE LAND

6.1 Shanghai Ching Chu Property Development Limited is the sole registered owner of the land use right of the Land:-

6.1.1 and its predecessors in title have performed and observed all covenants, conditions and restrictions relating to the Land;

6.1.2 and it has not received any notices from any competent authority materially affecting the Land or any part thereof;

6.1.3 and is entitled to vacant possession of the Land and no lease, tenancy or licence has been granted or agreed to be granted to any third party in respect of whole or any part of the Land; and

6.1.4 and has a good marketable title to the Land and the Property (as the case may be).

6.2 The development and construction of the Property as per the Building Plans is approved and permitted under the laws and regulations of the PRC.

6.3 The Land is able to be developed or used for commercial use and such other purposes contemplated by the Sale Agreement.

6.4 The projected timetable and capital commitment for the development and construction of the Property as described in the Sale Agreement are realistic estimates.

                                   SCHEDULE 7

                                PUT OPTION NOTICE

To:  New China Homes Limited
     [*]


Dear Sirs,


RE:  TOP TREND DEVELOPMENTS LIMITED

We exercise the Put Option contained in Clause 5.6(a) of the Sale and Purchase Agreement dated [*] in relation to Top Trend Developments Limited between you and us ("the Agreement").

We require you to purchase or procure the purchase of the Sale Shares and the Sale Debt at a price of HK$[*].

Terms defined in the Agreement have the same meaning in this Put Option Notice.


Dated



For and on behalf of
Wonder China Investments Limited



--------------------------------
Name :
Title:

                                    Exhibit 1
                                 Building Plans



                                    Exhibit 2
                                 Sale Agreement



                                    Exhibit 3
                               Management Accounts



                                    Exhibit 4
             Constituent Documents of the Company and the Subsidiary



         (The parties to the Agreement have initialled on the Exhibits for identification purpose)

                        WONDER CHINA INVESTMENTS LIMITED
                     C/o 16/F., Far East Consortium Building
                      121 Des Voeux Road Central, Hong Kong


September 26, 2001


New China Homes Limited
(BY FAX)
Attention: Mr. Trevor Bedford

Dear Sirs,

SALE AND PURCHASE AGREEMENT DATED 30TH MARCH 2001 OF SHARES AND DEBTS IN TOP TREND DEVELOPMENTS LIMITED ("TOP TREND") BY AND BETWEEN NEW CHINA HOMES LIMITED AND WONDER CHINA INVESTMENTS LIMITED (THE "AGREEMENT")

We refer to our letter dated 26th September 2001. We are pleased that you have agreed to the extension of the payment date of the Promissory Note to enable the parties to resolve the outstanding warranty issue.

In connection with the outstanding warranty issue, we hereby agree that (i) New China Homes will not transfer to us the 100% of the issued share capital of Top Trend until we make full payment on the Promissory Note and (ii) the sale of Top Trend will be completed upon full payment of the Promissory Note.


Yours faithfully,



       /s/  Steven Kwan
--------------------------------
Director
For and on behalf of
Wonder China Investments Limited

                        WONDER CHINA INVESTMENTS LIMITED
                    C/o 16/F., Far East Consortium Building,
                      121 Des Voeux Road Central, Hong Kong


26 September 2001


New China Homes Limited
(BY FAX)
Attention: Mr. Trevor Bedford

Dear Sirs,

SALE AND PURCHASE AGREEMENT DATED 30 MARCH 2001 BETWEEN NEW CHINA
HOMES LIMITED AND WONDER CHINA INVESTMENTS LIMITED ("AGREEMENT")

Terms defined in the Agreement shall have the same meaning in this letter.

We refer to the paragraph 6.3 of the Warranties (page 22 of the Agreement) given by you where you warrant that "the Land is able to be developed to used for commercial use and such other purposes contemplated by the Sale Agreement." Your failure may give rise to a claim of breach of Warranties.

As at the date of this letter, we have not received any confirmation that the relevant authority that the Land can be used for commercial purpose. For this reason, we propose that the due date of payment of the Promissory Note be extended to the earlier of the following dates:

     (i) your provision of written evidence to our satisfaction that the Land can be used for commercial purpose and

     (ii) the expiration of 6 months from 30 September 2001, the original due date of payment of the Promissory Note.

In consideration of your agreement to extend payment of the Promissory Note, we agree that until the expiration of the periods referred to above, we shall not take any action or lodge any claim against you for breach of Warranties under the Agreement.

Please sign and return to us the counterpart of this letter if you agree to our proposal.


Yours faithfully,



       /s/  Steven Kwan                          /s/  T.J. Bedford
--------------------------------            ---------------------------
Director                                    agreed for and on behalf of
For and on behalf of                        New China Homes Ltd.
Wonder China Investments Limited